Impax Funds Series Trust I and

Impax Funds Series Trust III

Supplement dated June 25, 2026

to the Prospectus and Statement of Additional Information,

each dated May 1, 2026

Effective June 30, 2026, the Prospectus and Statement of Additional Information for each of Impax Large Cap Fund, Impax Small Cap Fund, Impax US Sustainable Economy Fund, Impax Global Opportunities Fund, Impax Global Environmental Markets Fund, Impax Global Women’s Leadership Fund, Impax International Sustainable Economy Fund, Impax Core Bond Fund, Impax High Yield Bond Fund and Impax Sustainable Allocation Fund (each, a “Fund” and together, the “Funds”) are amended, as follows:

Prospectus

The last two paragraphs under the Summary of Key Information—Principal Investment Strategies and the About the Funds—Investment Objectives and Strategies—Principal Investment Strategies section for each Fund is replaced in its entirety with the following:

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy.

For additional information on Corporate and Issuer Resilience criteria, as applicable, and the Impax Funds’ fossil fuel policy, please turn to “Sustainable Investing—Corporate and Issuer Resilience (formerly “ESG”) Criteria” and “Sustainable Investing—Fossil Fuel Policy” in the back of this Prospectus.

The following (i) is added as the new fourth paragraph under the Summary of Key Information—Principal Investment Strategies section for Impax US Sustainable Economy Fund; and (ii) is added as the new fourth paragraph under the About the Funds—Investment Objectives and Strategies—Principal Investment Strategies section for Impax International Sustainable Economy Fund:

The Fund’s investment team also utilizes the Impax Systematic Corporate Resilience Score, integrating proprietary analysis (formerly known as Impax Systematic ESG Score) that considers governance structures, the management of material environmental and social risks, climate risks, human capital management, and controversies.

Under Portfolio Managers, the table of Portfolio Managers for Impax High Yield Bond Fund is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
David Kinsley	2026	Portfolio Manager
Peter Schwab	2015	Portfolio Manager

Under Sustainable Investing—Fossil Fuel Policy for each of Impax Large Cap Fund, Impax Small Cap Fund, Impax US Sustainable Economy Fund, Impax Global Opportunities Fund, Impax Global Environmental Markets Fund, Impax Global Women’s Leadership Fund, Impax International Sustainable Economy Fund, Impax Core Bond Fund, Impax High Yield Bond Fund and Impax Sustainable Allocation Fund, the section is deleted and replaced in its entirety with the following:

Impax is a specialist asset manager investing in the opportunities arising from the transition to a more sustainable economy. Across the Impax Funds, we aim to build more resilient portfolios by managing risks, including climate-related risks. Such risks include material risks to companies with fossil fuel-related assets and activities, in the form of government intervention to regulate greenhouse gases, changes in consumer preferences, technological developments and other liabilities, like stranded asset risks, in addition to reputational and litigation risks.

To mitigate or eliminate such risks, all Impax Funds have adopted a fossil fuel policy as described below.

For the Impax Funds (other than Impax Core Bond Fund and Impax High Yield Bond Fund):

Categories of fossil fuel companies under this policy include companies that Impax determines are:

1.	Deriving any revenues from fossil fuel exploration and production[1]; or

2.	Deriving > 5% of revenues from fossil fuel refining, processing, storage, transportation and distribution, as well as utility power generation[2].

We will not invest in companies in the first category above as we believe they face significant climate transition risks. Nor will we invest in companies in the second category above, unless we have determined that they have credible plans for climate risk mitigation aligned with the transition to net zero.

For Impax Core Bond Fund and Impax High Yield Bond Fund:3

The Funds will not invest in the following categories of companies as the Adviser believes these activities face the most significant climate transition risks:

1.	Companies deriving > 1% of revenues from thermal coal mining;[4]

2.	Oil sands producers (extraction and processing); and

[1]	Whether coal mining, or conventional oil and gas, or non-conventional sources, such as shale gas.

[2]	The Impax Funds’ Fossil Fuel Policy does not apply to:

a.	Companies with indirect exposure to fossil fuels, such as those in the automotives, transportation, industrials and financials sectors.

b.	For example, emerging market utility, storage or distribution companies, as these companies are providing transitional air quality solutions, e.g., replacing coal in regions where coal represents a high proportion of the energy mix in the grid system.

[3]	This policy does not apply to issuers with indirect exposure to fossil fuels, such as those in the automotive, transportation, industrials and financials sectors.
[4]	This exclusion applies to coal mining companies, not utilities that use coal for power generation.

3.	Arctic exploration and production companies.

The Funds may invest in companies if the Adviser determines that they do not fall within one or more of the excluded categories and have demonstrated strong environmental management systems or initiatives, are transparent about their emissions records and have policies and procedures aligned with the transition to a more sustainable economy, including:

1.	Issuers of green labeled bonds[5] or that are sustainability-linked, including transition bonds;

2.	Issuers deriving revenue from fossil fuel exploration and production;

3.	Issuers deriving > 5% of revenues from fossil fuel refining, processing, storage, transportation, distribution and utility power generation.[6]

In addition to this policy, the Adviser intends to limit the aggregate exposure to fossil fuel issuers at or below the energy sector weight in the ICE BofA Merrill Lynch US High Yield-Cash Pay-BB-B (Constrained 2%) Index and the Bloomberg US Aggregate Bond Index for Impax High Yield Bond Fund and Impax Core Bond Fund, respectively.

The following description of David Kinsley is added immediately above the description of Scott LaBreche under Portfolio Managers:

David Kinsley, CFA is a Portfolio Manager of the High Yield Bond Fund. Mr. Kinsley joined IAM in 2025 as Co-Portfolio Manager of the Impax US Short Duration High Yield and Global Short Maturity High Yield strategies. Prior to joining IAM, Mr. Kinsley helped launch SKY Harbor Capital Management in 2011, where he served as Head of Investing. In this role, he was responsible for the design and implementation of the firm’s investment process, led the firm’s sustainable themes working group, and was the principal Portfolio Manager for the firm’s sustainable investment strategies. Mr. Kinsley began his investing career at AXA Investment Managers, where he progressed from high yield trader to Head of High Yield Trading and ultimately to Portfolio Manager and Co-Head of US Investing. He began his career as an investment banking analyst at Lehman Brothers. Mr. Kinsley is a CFA® charterholder and a member of the CFA Society Stamford. He attended Williams College where he earned a Bachelor of Arts in Economics.

5	Green labeled bonds are bonds for which the proceeds are required to be used for projects with environmental benefits that typically follow guidelines established by the International Capital Market Association (ICMA) or similar frameworks.
[6]	This category also covers all utility issuers with fossil fuel exposure, including both vertically integrated utilities with generation assets and transmission and distribution-only companies with fossil fuel revenue exposure.

Statement of Additional Information

The table summarizing information regarding other accounts managed by the portfolio managers of the Funds, other than the Funds themselves, is replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Joseph Cordi	2	$7.90	1	$33.89	0	$ 0
Amber Fairbanks	4	$196.21	1	$33.89	0	$ 0
Curtis Kim	1	$5.51	0	$ 0	0	$ 0
David Kinsley[1]	0	$ 0	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	0	$ 0	0	$ 0
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Nathan Moser	1	$5.51	0	$ 0	0	$ 0
Ross Pamphilon	0	$ 0	0	$ 0	0	$ 0
Robb Ruhr[1]	0	$ 0	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	1	$91.51	0	$ 0
Anthony Trczinka	0	$ 0	1	$91.51	0	$ 0

[1]	Information for Messrs. Kinsley and Ruhr is provided as of May 28, 2026.

The section entitled Portfolio Managers–Ownership of Securities is replaced in its entirety with the following:

Unless otherwise stated, as of December 31, 2025 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Joseph Cordi was $50,001- $100,000; and by Amber Fairbanks was $100,001- $500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001- $500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (iv) the dollar value of shares of the International Sustainable Economy owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (v) the dollar value of shares of the Global Women’s Fund owned beneficially by Scott LaBreche was $50,001-$100,000; and by Robb Ruhr was $01; (vi) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Luciano Lilloy was $0; by Fotis Chatzimichalakis was $02; and by Sanjeev Lakhani2 was $0; (vii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by Amber Fairbanks was $0; (viii) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; and by Ross Pamphilon was $0; (ix) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001- $1,000,000; and by David Kinsley was $01; (x) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0.

[1] Information for Messrs. Ruhr and Kinsley is provided as of May 28, 2026.
[2] Information for Messrs. Chatzimichalakis and Lakhani is provided as of March 31, 2026.